UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 8, 2004

Date of Report (Date of earliest event reported)

VIRBAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24312	43-1648680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Meacham Boulevard
Fort Worth, Texas	76137

(Address of Principal Executive Offices)	(Zip Code)

(817) 831-5030

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01. Other Events.

On November 8, 2004, Virbac Corporation (the “Company”) issued a press release to announce that its prior statements regarding its estimated or projected performance and the estimated or projected effects of the Company’s previously announced restatement of prior period results should be disregarded. The Company also advised that, because of potential differences between French legal, regulatory and accounting requirements applicable to the Company’s French affiliate, Virbac S.A., and U.S. legal, regulatory and accounting requirements applicable to the Company, statements made by Virbac S.A. regarding the Company’s performance should be relied upon only when specifically confirmed and adopted by the Company. In addition, the Company stated that it would not provide projections or estimates for any financial reporting period ending on or prior to December 31, 2004 or speculate on the dates by which it would file financial statements with the Securities and Exchange Commission. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Virbac Corporation Press Release, dated November 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION
By:	/s/ Jean M. Nelson
	Name:	Jean M. Nelson
	Title:	Chief Financial Officer

Date: November 9, 2004